[logo - American Funds(R)]

The right choice for the long termSM

Capital Income Builder

15 years of harvesting income

Annual report for the year ended October 31, 2002

[cover: photograph of tractor harvesting field]

CAPITAL INCOME BUILDER(R)

Capital Income Builder is one of the 29 American Funds, the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Capital Income Builder seeks to provide a growing dividend -- with higher income distributions every quarter to the extent possible -- together with a current yield exceeding that of U.S. stocks generally.


CONTENTS

Letter to shareholders                                       1
The value of a long-term perspective                         5
15 years of harvesting income                                6
Investment portfolio                                        12
Financial statements                                        24
Directors and officers                                      36
The American Funds family                           back cover


Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Results for other share classes can be found on page 35. Please see inside back cover for important information about other share classes. For the most current investment results, please refer to americanfunds.com.

The fund's 30-day yield for Class A shares as of November 30, 2002, calculated in accordance with the Securities and Exchange Commission formula, was 4.02%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund's prospectus.

FELLOW SHAREHOLDERS:

In a turbulent period for financial markets, Capital Income Builder continued to show its characteristic resilience. Supported by substantial dividend income that offset a modest decline in share value, the fund closed its fiscal year on a positive note, providing a narrow 0.2% combined total return for the 12 months ended October 31.

The fund's return stood in sharp contrast to the -15.1% return of broader equity markets, as measured by the unmanaged Standard & Poor's 500 Stock Composite Index. The fund also held up better than the average 3.5% decline of the 114 income funds tracked by Lipper for the same period.

That downside resistance has helped restore the fund's advantage over longer time frames as well. Since beginning operations in July of 1987, slightly more than 15 years ago, it has achieved an average annual return of 10.7%, outpacing the 9.6% return of the S&P 500 and the 9.0% return of the Lipper income funds average. As the chart below shows, the fund has compared favorably over five- and ten-year periods as well.

RESPONDING TO A LOW-INCOME ENVIRONMENT

Capital Income Builder's stream of above-average income proved to be a buoy in the storm. The fund's dividend rate as of October 31 was 4.9%, ahead of the 3.4% rate of the Lipper average and nearly three times the 1.8% rate of the S&P 500.

We strive to raise quarterly dividends whenever possible, but we must balance that objective with careful attention to risk as well as a secondary goal of capital growth. With fewer companies paying dividends and stock yields at stubbornly low levels, in recent quarters it has been difficult -- and in our view, imprudent -- to grow the fund's income. Thus, in March we notched down the nominal dividend to 51 cents a share from 52.5 cents in December, and have kept it level since then. This adjustment was made following a capital gain distribution of $1.17 a share in December; when you include new shares acquired with the reinvestment of that capital gain, the fund's income fell a modest 0.3% for the full year. We would caution that in this environment, we may not see dividend growth for some time, and additional reductions may be required.

[Begin Sidebar]
RESULTS AT A GLANCE
(For periods ended October 31, 2002, with all distributions reinvested)

                                                                         Average annual compound return

                                                   1-year                                                 Lifetime
                                                total return        5 years         10 years        (since July 30, 1987)

CAPITAL INCOME BUILDER                             +0.2%             +5.7%           +10.1%                +10.7%
Standard & Poor's 500
     Stock Composite Index1                       -15.1              +0.7             +9.9                  +9.6
Lipper income funds average2                       -3.5              +3.1             +8.0                  +9.0
Inflation3                                         +2.0              +2.3             +2.5                  +3.1

1The index is unmanaged.
2Averages are based on total return and do not reflect the effect of sales charges.
3Computed by data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[End Sidebar]

While even a slight decrease in income is disappointing, we believe these steps will better enable us to achieve the fund's goals over the long term. Indeed, over its lifetime Capital Income Builder's growth of income has been impressive:
128.6% since its first full-quarter payment in December 1987, for a compound growth rate of 5.8% a year. That is well ahead of the 3.1% inflation rate during that period, and the 3.4% growth rate of dividends in the S&P 500.

WITHSTANDING THE CROSSWINDS

Encouraged by the hope that a quick economic turnaround could enliven sagging corporate earnings, global stock markets staged a brief rally as the fund's fiscal year began in November 2001. Confidence crumbled in early spring, however, as the recovery failed to materialize. The accumulation of bad news through much of 2002 -- including revelations of accounting irregularities and corporate misconduct, the threat of war with Iraq and concerns about a fall-off in consumer and business spending -- also weighed heavily on investor sentiment. Equity prices fell sharply in the second half of the fiscal year, before rebounding somewhat in October.


Capital Income Builder was not entirely immune to the declines, but it held its own amid this uncertainty, as it has in every market downdraft over its lifetime. When the S&P 500 lost 17.0% of its value from May to October, the fund's loss was less than half that, at 8.1%.

Helping support the fund during this period were a number of stocks in industries that have long been central to the portfolio. They include banking, food producers, real estate and materials, all of which did relatively well as investors turned to more stable, dividend-focused stocks. Bond holdings likewise enhanced returns, providing income and some appreciation.

ATTRACTIVE YIELDS AND DIVIDEND GROWTH

Good individual stock selection also contributed to the fund's resilience. About half of the 100 stocks held over the entire year increased in price, while also providing attractive yields.

[Begin Sidebar]
CAPITAL INCOME BUILDER'S QUARTERLY DIVIDENDS COMPARED WITH INFLATION Dividends as declared and as adjusted for reinvested capital gains [bar chart]

                                          Additional income earned             Inflation=
                                          on initial shares if                 Consumer Price
                                          capital gain distributions           Index (through
Fiscal Quarters          Dividend         were reinvested                      September 2002)
                         (cents per
                         share)
4 Aug-Oct 1987           22*              -                                    -
1 Nov-Jan 1988           28               -                                    100
2 Feb-Apr 1988           28.5             -                                    101
3 May-Jul 1988           29               -                                    102.3
4 Aug-Oct 1988           29.5             -                                    103.8
1 Nov-Jan 1989           30               -                                    104.4
2 Feb-Apr 1989           30.5             -                                    106
3 May-Jul 1989           31               -                                    107.5
4 Aug-Oct 1989           31.5             -                                    108.3
1 Nov-Jan 1990           32.5             -                                    109.3
2 Feb-Apr 1990           33               -                                    111.5
3 May-Jul 1990           33.5             -                                    112.6
4 Aug-Oct 1990           34               -                                    115
1 Nov-Jan 1991           34.5             -                                    115.9
2 Feb-Apr 1991           35               -                                    117
3 May-Jul 1991           35.5             -                                    117.9
4 Aug-Oct 1991           36               -                                    118.9
1 Nov-Jan 1992           36.5             -                                    119.5
2 Feb-Apr 1992           37               .3                                   120.7
3 May-Jul 1992           37.5             .3                                   121.5
4 Aug-Oct 1992           38               .3                                   122.4
1 Nov-Jan 1993           38.5             .3                                   123
2 Feb-Apr 1993           39               .5                                   124.4
3 May-Jul 1993           39.5             .5                                   125.1
4 Aug-Oct 1993           40               .5                                   125.7
1 Nov-Jan 1994           40.5             .5                                   126.3
2 Feb-Apr 1994           41               .6                                   127.6
3 May-Jul 1994           41.5             .6                                   128.2
4 Aug-Oct 1994           42               .6                                   129.5
1 Nov-Jan 1995           42.5             .6                                   129.7
2 Feb-Apr 1995           43               .8                                   131.2
3 May-Jul 1995           43.5             .8                                   132.1
4 Aug-Oct 1995           44               .8                                   132.8
1 Nov-Jan 1996           44.5             .8                                   133
2 Feb-Apr 1996           45               1.4                                  134.9
3 May-Jul 1996           45.5             1.5                                  135.8
4 Aug-Oct 1996           46               1.5                                  136.7
1 Nov-Jan 1997           46.5             1.5                                  137.4
2 Feb-Apr 1997           46.5             1.6                                  137.4
3 May-Jul 1997           47.0             2.4                                  138.9
4 Aug-Oct 1997           47.5             2.4                                  139.7
1 Nov-Jan 1998           48.0             1.6                                  139.8
2 Feb-Apr 1998           48.0             4.2                                  140.6
3 May-Jul 1998           48.5             4.2                                  141.2
4 Aug-Oct 1998           49.0             4.3                                  141.8
1 Nov-Jan 1999           49.5             4.3                                  142.0
2 Feb-Apr 1999           48.0             7.3                                  143.0
3 May-Jul 1999           48.5             7.4                                  144.0
4 Aug-Oct 1999           49.0             7.5                                  145.5
1 Nov-Jan 2000           49.5             7.6                                  145.8
2 Feb-Apr 2000           49.5             9.7                                  148.4
3 May-Jul 2000           50.0             9.8                                  149.4
4 Aug-Oct 2000           50.5             9.9                                  150.5
1 Nov-Jan 2001           51.0            10.0                                  150.8
2 Feb-Apr 2001           51.5            11.4                                  152.7
3 May-Jul 2001           52.0            11.5                                  154.2
4 Aug-Oct 2001           52.5            11.7                                  154.5
1 Nov-Jan 2002           52.5            11.7                                  153.1
2 Feb-Apr 2002           51.0            13.0                                  154.9
3 May-Jul 2002           51.0            13.0                                  155.9
4 Aug-Oct 2002           51.0            13.0                                  156.8
1 Nov-Jan 2003           51.0            13.0

Fiscal quarters:
1 November-January
2 February-April
3 May-July
4 August-October

*Not a full quarter
[end chart]

Banks, the fund's biggest industry concentration, were particularly strong, with a number of securities appreciating in price while generally providing current yields in the range of 2.5% to 4.5%. Among larger holdings, Alliance & Leicester of the U.K. rose 30.1%, Bank of America and Royal Bank of Canada each gained 18.3% and Bank of Nova Scotia rose a more modest 6.4%.

Real estate investment trusts (REITs), also a large concentration, continued to contribute attractive income, typically yielding 5% to 7%, as well as some price appreciation. Health Care Property Investors, which invests in medical facilities across the U.S., rose 16.1%. Archstone-Smith Trust, a longtime REIT holding, declined 5.2% due to rising vacancy rates, although that loss in share price was offset by a yield in excess of 7%.

Other notable price gainers included electric utilities Southern Co. (+24.3%) and Consolidated Edison (+7.8%). Scottish Power, the fund's largest holding, compensated for a 4.6% price decline with a yield of nearly 8%.

Not all the news was rosy. Several large positions, including Royal Dutch/Shell, Philip Morris and NiSource, fell in price. Insurers and financial services firms were hit hard by the weak equity environment, putting pressure on such holdings as J.P. Morgan Chase, ING Groep, XL Capital and AEGON. In a number of cases, the declines provided an opportunity to add to investments we believe will be attractive long-term holdings.

UNCOVERING OPPORTUNITIES

As the bubble of the late 1990s continued to deflate, we found a number of stocks with compelling income profiles. Recently, we have been looking closely at telecommunications stocks. Although our exposure to the sector is small, at 3.0% of net assets, we have been adding selectively to holdings in companies such as BCE of Canada, Telecom New Zealand and Verizon. SBC Communications, our largest telecommunications holding, raised its dividend 5% this year, its largest increase in some time.

[Begin Sidebar]
Over time, the discipline of steady dividend increases has cultivated attractive long-term returns.

LARGEST EQUITY HOLDINGS
(as of October 31, 2002)

                                            Percent of        12-month              12-month
Company                                     net assets      price change         dividend growth

Scottish Power                                  1.7%            -4.6%                 +5.0%

Royal Dutch Petroleum/                          1.5            -15.3                 +12.0
"Shell" Transport and Trading                                  -14.5                  +4.7

Philip Morris                                   1.4            -12.9                 +10.3

Gallaher Group                                  1.3            +45.1                  +7.6

ING Groep                                       1.2            -33.1                 -13.8*

Bank of Nova Scotia                             1.1             +6.4                  +8.8

National Grid Transco                           1.1             +0.1                  +6.4

NiSource                                        1.0            -30.4                unchanged

J.P. Morgan Chase                               1.0            -41.3                 unchanged

Archstone-Smith Trust                           1.0             -5.2                  +3.7

*Dividend adjusted for 2:1 stock split in July.
[End Sidebar]

BONDS BOLSTER RETURNS

With stock yields averaging 1.8%, fixed-income securities continued to play a significant role in helping the fund meet its income goals. The bond portfolio consists primarily of U.S. Treasuries, mortgage- and asset-backed securities and high-quality corporate bonds. These generally did well during the year, as interest rates touched 40-year lows and as investors sought refuge from ailing stock markets. New bond investments and declines among stock holdings have pushed fixed-income securities to 34.3% of net assets from 19.2% a year ago. Equities currently account for 56.3% of the portfolio versus 69.7% a year ago. The fund holds 9.4% in cash and equivalents.

FIFTEEN YEARS OF A GROWTH-OF-INCOME STRATEGY

When Capital Income Builder began more than fifteen years ago, it set out to provide shareholders with a rising stream of above-average current income. The mandate was an ambitious one and unique in the mutual fund universe. Today, we are pleased that the fund has successfully met that challenge: dividend income increases in 55 of 60 quarters for shareholders who reinvested capital gains, and in 51 of 60 quarters for those who took them in cash. Over time, the discipline of steady dividend increases has cultivated attractive long-term returns.

The market turbulence in recent years has broadened the appeal of investing with an income approach, a trend that has helped increase the fund's net assets more than 35% during the past year, and bring the number of shareholder accounts to more than 540,000. We appreciate the confidence all our shareholders have placed in us and look forward to helping you meet your financial goals.

We invite you to look back at Capital Income Builder's first 15 years in the article following this letter.

Cordially,

/s/ James B. Lovelace
James B. Lovelace
Chairman of the Board

/s/ Catherine M. Ward
Catherine M. Ward
President

December 9, 2002

THE VALUE OF A LONG-TERM PERSPECTIVE

LOW EXPENSES, LOW TURNOVER RATE
(for the 12 months ended October 31, 2002)

Capital Income Builder's expense ratio was 0.67% in fiscal 2002. That's only $67 for every $10,000 invested and substantially less than the 1.01% average expense ratio for income funds, as measured by Lipper.

The fund's turnover rate (the rate at which holdings are bought and sold) is also low, at 36%, keeping transaction costs and tax consequences contained. The average income fund, meanwhile, has a turnover rate of 99%, according to Lipper.

AVERAGE ANNUAL COMPOUND RETURNS
(based on a $1,000 investment with all distributions reinvested)

CLASS A SHARES (reflecting 5.75% maximum sales charge)

                                Periods ended
                                  10/31/02          9/30/02*

                 1 year            -5.59%          -6.37%
                 5 years           +4.45%          +3.76%
                10 years           +9.46%          +9.13%

*The most recent calendar quarter


[mountain chart]

Year         Standard &      Capital         Lipper               Original        Capital
ended        Poor's 500      Income          Income               Investment      Income
October 31   Stock           Builder with    Funds Average/3/                     Builder with
             Composite       dividends                                            dividends
             Index/2/        reinvested/1/                                        in cash/1/
Initial      $10,000         $9,425          $10,000              $10,000         $9,425
1987 /#/     $7,995          $8,990          $9,096               $10,000         $8,842
1988         $9,175          $10,093         $10,398              $10,000         $9,429
1989         $11,592         $11,782         $12,045              $10,000         $10,438
1990         $10,725         $11,590         $11,373              $10,000         $9,738
1991         $14,309         $14,973         $14,678              $10,000         $11,946
1992         $15,733         $16,989         $16,352              $10,000         $12,925
1993         $18,079         $19,973         $19,358              $10,000         $14,509
1994         $18,776         $20,066         $18,896              $10,000         $13,824
1995         $23,735         $23,478         $22,119              $10,000         $15,392
1996         $29,450         $27,409         $25,342              $10,000         $17,077
1997         $38,904         $33,748         $30,256              $10,000         $20,207
1998         $47,459         $38,238         $32,910              $10,000         $21,932
1999         $59,638         $39,199         $35,340              $10,000         $21,584
2000         $63,265         $41,384         $38,229              $10,000         $21,776
2001         $47,519         $44,438         $37,615              $10,000         $22,308
2002         $40,345         $44,507         $35,415              $10,000         $21,313



Year ended October 31                  1987#          1988         1989         1990         1991         1992

Total value
Dividends reinvested4                    $92           494          556          633          708          792
Value at year-end1,4                  $8,990        10,093       11,782       11,590       14,973       16,989

CIB total return                     (10.1)%          12.3         16.7        (1.6)         29.3         13.5

Year ended October 31                   1993          1994         1995         1996         1997         1998

Total value
Dividends reinvested4                    880           974        1,079        1,200        1,324        1,468
Value at year-end1,4                  19,973        20,066       23,478       27,409       33,748       38,238

CIB total return                        17.6           0.5         17.0         16.8         23.2         13.3

Year ended October 31                   1999          2000         2001         2002

Total value
Dividends reinvested4                  1,624         1,809        2,017        2,152
Value at year-end1,4                  39,199        41,384       44,438       44,507

CIB total return                         2.5           5.6          7.4          0.2


AVERAGE ANNUAL COMPOUND RETURN FOR 15-1/4 YEARS: 10.28%1

#For the period July 30 through October 31, 1987.

1 These figures reflect payment of maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gains distributions that are reinvested in additional shares. No adjustment has been made for income or capital gains taxes.
2 The index is unmanaged and does not reflect sales charges, commissions or expenses.
3 Calculated by Lipper with all distributions reinvested. The average does not reflect sales charges.
4 The fund's dividends are accrued daily but paid quarterly. Dividends reinvested reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

Past results are not predictive of future results.

[photograph: close-up of corn stalks]

A look back at a fruitful approach

[photograph of tractor harvesting field]

A SINGULAR FOCUS: 15 YEARS OF HARVESTING INCOME

Capital Income Builder's emphasis on above-average and rising income has never wavered, despite market conditions that have at times been inhospitable for dividend investors. If that focus has occasionally put the fund out of line with current investment fashion, it has also proved quite rewarding for long-term shareholders -- providing a judicious participation in market upswings and a reassuring resilience when stock prices have taken a fall.

As Capital Income Builder completes its first 15 years of operations, we thought it would be useful to review the fund's early years and examine how it has met its growth-of-income objective, as well as its secondary goal of capital growth. On the next few pages, you'll hear from a number of Capital Income Builder's investment professionals, including Jon Lovelace, the fund's founding chairman, who has recently stepped down from his portfolio counselor role.

[Begin Sidebar]
ANATOMY OF A MARKET BUBBLE
[bar chart]
Capital Income Builder lagged behind in the late 1990s, as dividends fell out of favor...

Market low-to-high (8/31/98-3/24/00)

     +62.7% S&P 500
     + 8.3% Capital Income Builder

....but held up very well as broader markets plunged...

Market high-to-low (3/24/00-10/09/02)

     -47.4% S&P 500
     + 9.8% Capital Income Builder

....providing a positive return over the entire cycle.

Market low-to-low (8/31/98-10/9/02)

      -14.3% S&P 500
      +18.9% Capital Income Builder

[End Sidebar]
[end chart]

AN INSTITUTIONAL MODEL

Capital Income Builder began in 1987 with a novel premise for a mutual fund. "We conceived of the fund as a way to allow individuals to participate in an institutional approach to investing," Jon explains. "Like non-profit organizations that rely on endowments, most people wish to increase the value of their assets even as they are drawing on the income those assets produce."

The notion of using investment income to meet growing expenses had become fairly unusual at the time. Jon recalls that by the mid-1980s, institutional managers generally believed that dividend income was unnecessary and that a better way to manage endowments was simply to realize capital gains each year. "That total return approach was based on the assumption that the stock market would provide a growth rate of 8% or more a year, so that you could `safely' take out the funds that you needed without diminishing principal," he explains. "In contrast, we believed that, given the volatility of stock prices, steadily rising dividends could be a much more reliable income source than capital growth, while keeping principal intact."

That conviction was validated soon after Capital Income Builder's inception, with the dramatic stock market crash from August through December of 1987. Equities lost a third of their value during that period, falling some 20% in October alone. The S&P 500 did not recover its pre-crash high until mid-1989. Capital Income Builder declined as well, but much less; by December 1988, it had not only returned to its initial level, but had increased its quarterly dividend more than 7% from the previous year. As the chart on page 5 shows, Capital Income Builder maintained its advantage over broader markets until 1995.

A DIFFICULT PERIOD FOR DIVIDENDS

Capital Income Builder continued to grow through most of the early 1990s. Net assets increased more than twentyfold in the first half of the decade. The fund also generated solid returns, with regular dividend increases and a healthy measure of capital appreciation. The fund held up well during a brief bear market in late 1990 that was precipitated by Iraq's invasion of Kuwait. That decline provided an opportunity to add substantially to the fund's investments, particularly among energy companies and banks, positioning the portfolio to benefit handsomely from the recovery in the early 1990s and beyond.

This fruitful period was interrupted in the mid-1990s, with the first stirrings of the stock bubble. As investors bid up stocks of technology and other "new economy" companies, dividends and the companies that traditionally paid them fell sharply out of favor. The bifurcation only intensified through the latter half of the decade: From March 1999 to March 2000, the final year of the bubble, stocks with no dividends rose over 58% in price, while those yielding above 3% actually declined more than 7%. With selective stock prices ballooning and many companies reducing or eliminating dividends, stock yields overall fell to a paltry 1.1% at the market peak.

Not surprisingly, this was a difficult period for the fund. "The late 1990s was, without question, the most challenging market environment Capital Income Builder has encountered," says Jim Lovelace, the current chairman and a portfolio counselor since the fund began. "With momentum investing at the forefront, anything paying a dividend was perceived as a liability. Although we stuck to our knitting as we always do, our income approach was decidedly out of step with the mindset of many."

[Begin Sidebar]
A MULTIGENERATIONAL APPEAL

Plymouth, Massachusetts has traditionally been home to the world's largest population of cranberry growers. Ann Gavoni's father and uncle had started farming cranberries in Plymouth back in the early 1940s. She remembers crawling through cranberry bogs as a child, picking the hard red fruit with her mother, Lavina. "Today, all the harvesting is done by machine," Ann recalls, "but in those days we did it by hand."

The family is no longer harvesting cranberries -- Ann sold the business about two years ago because production has increasingly shifted away from the region -- but they helped provide the foundation for a solid financial future. When Ann's father passed away in the late 1980s, the family's financial adviser helped them establish a number of accounts. He created a portfolio of several American Funds, including Capital Income Builder, and has continued to adjust that portfolio to match various risk levels and needs for current income. The investments have had a multigenerational appeal, with Capital Income Builder currently accounting for about 20% of the family's total portfolio. In addition to her own accounts, Lavina set up accounts for her granddaughters; more recently, she opened custodial accounts for each of her three great-grandchildren. Ann's husband, Bob, rolled over his 401(k) into the funds when he retired seven years ago. He has been particularly pleased with Capital Income Builder. "The fund has been my steadiest holding during a very rocky time," he says. He has also seen the value of his investment in the fund double, even as he has taken withdrawals to meet expenses.

[photograph: Gavoni family]
[Begin Caption]
Bob and Ann Gavoni, at left, with (seated from left) Ann's mother Lavina Alberghini, son-in-law Alan Leavitt and daughter Beth Nally. Standing are daughter Sue Leavitt and son-in-law Jim Nally, holding two-year-old Owen. [End Caption]
[End Sidebar]


DIVIDENDS REGAIN THEIR APPEAL

Today, of course, the investment environment has changed markedly. Stock prices in general have tumbled over the past two and a half years, bringing the benefits of the fund's growth-of-income strategy into sharp focus. As the chart on page 8 shows, Capital Income Builder has asserted its traditional resilient stance amid the tumult, gaining 9.8% as broader markets dropped 47.4% since peaking in March 2000. Taking a longer view, the results have been even more impressive: Over the latest market cycle, from late August 1998 to early October 2002, the fund rose 18.9% while the S&P 500 fell 14.3%.

Jon Lovelace believes that the pain caused by the market rout could help dividends reassume their prominent role. Hearkening back to the fund's original institutional model, he suggests that, "the losses suffered by many endowments that had been seduced into riskier strategies may help promote a change in that pattern." Indeed, institutions that had relied on capital growth during the 1990s have seen their endowments shrink dramatically; many have been forced to cut back their budgets or put projects on hold.

Jim agrees and has noticed that dividends have already begun to regain their luster. "Attitudes have changed more rapidly than I would have expected," he says. "Dividends are on the rise again, after falling for several years. The yield on the S&P 500 has increased slightly, and companies are looking for ways to boost their payout ratios. The weak economy has restrained the trend a bit, but the signs are very hopeful. There's even discussion in Washington of eliminating double taxation of dividends."

[Begin Sidebar]
A LIFETIME OF RESILIENCE
(Capital Income Builder versus the S&P 500 during market declines)

[bar chart]
8/25-12/4/87      -32.8% S&P 500
                  - 9.8% Capital Income Builder
7/15-10/11/90     -19.2% S&P 500
                  - 8.2% Capital Income Builder
7/17-8/31/98      -19.1% S&P 500
                  -10.6% Capital Income Builder
3/24/00-10/9/02   -47.4% S&P 500
                  + 9.8% Capital Income Builder
[end chart]
Periods reflect S&P price declines of 15% or greater; returns include reinvestment of all distributions.
[End Sidebar]

[photograph: close-up of artichoke plant]

A DIVERSIFIED PORTFOLIO

The fund's agenda is an ambitious one. In order to satisfy its dual objectives of above-average and rising income, Capital Income Builder has always invested in a balance of securities which, in combination, have helped the fund meet its goals. These range from stocks with average yields but above-average dividend growth potential, to those with high current income but less potential for future income growth. Intensive global research helps the fund's investment professionals uncover the best of those opportunities.

Through the years, a number of areas have played a meaningful role. Banks, insurers, utilities and real estate investment trusts -- industries that have traditionally been committed to generous or rising dividends -- have always been well represented. Investments outside the U.S. have been key as well. Initially, these were largely concentrated in the United Kingdom and Hong Kong. Today, companies based outside the U.S. represent 22 countries and account for more than 25% of assets.

Bonds have also helped support the fund's income strategy. The generous yields supplied by the fixed-income portfolio have provided the flexibility that allows equity managers to invest in stocks with good potential for dividend growth, without sacrificing current income. One of Capital Income Builder's portfolio counselors is exclusively dedicated to investing in fixed-income securities, although any of the fund's six managers may invest in bonds.

[Begin Sidebar]
A WEALTH OF EXPERIENCE

                                           Years of               Years with
Portfolio counselors                 investment experience      American Funds

Joyce Gordon                                  26                      26
Darcy Kopcho                                  16                      16
Jim Lovelace                                  20                      20
Mark Macdonald                                16                       8
Janet McKinley                                26                      20
Steve Watson                                  12                      12

Experience helps the fund's portfolio counselors put wisdom to work and market events in perspective. The six men and women who manage Capital Income Builder bring an average of 19 years of investment expertise to their jobs. Most of the fund's research analysts also have many years of experience, contributing a remarkable depth of specialized knowledge to investment decisions.
[End Sidebar]

THE DIVIDEND DISCIPLINE

Given the continual shifts in market sentiment, the fund's investment professionals regularly assess existing and potential holdings to determine their appropriateness for the portfolio. "There's generally a pattern," explains Jim. "We find industries with compelling income profiles for the fund, often because the stocks are undervalued. Then the stocks do well, lowering their yields, so they cease to be attractive from an income perspective. To some degree, we go against the grain, reducing industries as they become popular, and then bringing them back into our fold when they fall out of favor."

The telecommunications sector provides a good example of how that discipline works. Telecommunications stocks were a large investment in the fund's early days. Holdings included such newly created Baby Bells as Pacific Telesis, Ameritech and SBC, as well as British Telecom and Telecom New Zealand, which had recently been privatized. Brad Vogt, an American Funds telecommunications analyst, explains that in the late 1980s, "most service providers were growing their dividends at a healthy rate, in addition to providing attractive absolute yields. These were very successful investments for Capital Income Builder. However, with the boom of the Internet and wireless service in the late 1990s, and the market more focused on growth, many firms slowed dividend growth or even cut dividends and used their cash for mergers or expansion." Stock prices for telecoms rose during this period, but the shift away from income made them less appealing for the fund. As a result, we reduced our investments. Recently yields have become relatively attractive, and the fund has once again added to several telecom holdings. Brad notes that more companies are recognizing the importance of dividend growth. SBC, a large fund holding, increased its dividend this year by over 5%, its biggest increase in several years.

A PATH TO LONG-TERM GROWTH

Capital Income Builder primarily focuses on growing its dividends, but as a secondary objective it strives to provide capital appreciation. Jim Lovelace says it's easy to see why rising income and capital growth often go hand in hand. "Companies that can produce a steadily growing stream of dividend payments generally do so by achieving significant improvements in earnings," he explains. "In time, that combination of dividend increases and superior earnings can lead to superior gains in stock price."

That has certainly been the case for Capital Income Builder. Even as the fund has increased its income at a compound rate of 5.8% a year since it began 15 years ago, it has also provided shareholders with substantial capital growth over the long term. The combination has resulted in very attractive total returns: an annualized lifetime return of 10.7% versus 9.6% for the S&P 500 -- a significant accomplishment for a fund that pays such close attention to risk.

Capital Income Builder
Investment portfolio, October 31, 2002

[pie chart]
Bonds & notes 34.25%
Banks 8.92%
Electric utilities 7.03%
Real estate 6.44%
Tobacco 4.74%
Diversified telecommunication services 2.84%
Other industries 26.38%
Cash & equivalents 9.40%
[end chart]




                                                                                                     Shares or principal  Market
                                                                                                              amount       value

Equity securities                                                                                                           (000)

ENERGY
ENERGY EQUIPMENT & SERVICES  -  0.11%
IHC Caland NV                                                                                                267,913    $ 11,879
OIL & GAS  -  2.72%
ChevronTexaco Corp.                                                                                        1,375,000      92,991
ENI SpA                                                                                                    1,000,000      13,859
Kerr-McGee Corp.                                                                                             282,800      12,302
Royal Dutch Petroleum Co. (New York registered)                                                            1,280,000      54,758
"Shell" Transport and Trading Co., PLC (New York registered) (ADR)                                         1,600,000      60,960
"Shell" Transport and Trading Co., PLC                                                                     7,100,000      45,623
TonenGeneral Sekiyu KK                                                                                     3,750,000      23,525
                                                                                                                         315,897

MATERIALS
CHEMICALS  -  1.43%
Dow Chemical Co.                                                                                           3,800,000      98,762
Lyondell Chemical Co.                                                                                      4,850,000      60,625
CONTAINERS & PACKAGING  -  0.23%
Temple-Inland Inc. 7.50% Upper DECS 2005                                                                     600,000      25,980
METALS & MINING  -  0.77%
WMC Ltd.                                                                                                   7,443,800      31,328
Worthington Industries, Inc.                                                                               2,920,800      55,028
PAPER & FOREST PRODUCTS  -  1.80%
Georgia-Pacific Corp., Georgia-Pacific Group                                                               1,308,696      15,966
Holmen AB, Class B                                                                                           650,000      16,163
MeadWestvaco Corp.                                                                                         1,164,000      24,386
M-real Oyj, Class B                                                                                        5,050,000      37,236
Norske Skogindustrier ASA, Class A                                                                         3,062,500      40,334
PaperlinX Ltd.                                                                                             4,500,000      12,576
Stora Enso Oyj, Class R                                                                                    1,750,000      18,186
UPM-Kymmene Corp.                                                                                          1,112,800      36,069
                                                                                                                         472,639

CAPITAL GOODS
AEROSPACE & DEFENSE  -  0.24%
Northrop Grumman Corp. 7.25% convertible preferred 2004, units                                                63,640       7,082
Raytheon Co. - RC Trust I 8.25% convertible preferred 2006, units                                            382,000      20,128
BUILDING PRODUCTS  -  0.73%
Geberit AG                                                                                                   158,000      43,681
Ultraframe PLC                                                                                             3,317,000      12,830
Uponor Oyj                                                                                                 1,398,000      25,182
ELECTRICAL EQUIPMENT  -  0.49%
Hubbell Inc., Class B                                                                                      1,605,000      54,490
INDUSTRIAL CONGLOMERATES  -  0.40%
General Electric Co.                                                                                       1,500,000      37,875
Hunting PLC                                                                                                4,260,000       6,531
MACHINERY  -  0.22%
Cummins Capital Trust I 7.00% QUIPS convertible preferred 2031  (1)                                          100,000       3,869
Spirax-Sarco Engineering PLC                                                                               3,336,391      20,356
                                                                                                                         232,024

TRANSPORTATION
AIRLINES  -  0.18%
Qantas Airways Ltd.                                                                                        9,410,050      19,672
ROAD & RAIL  -  0.73%
GATX Corp. (2)                                                                                             2,650,000      53,133
GATX Corp. 7.50% convertible note 2007 (1) (2)                                                           $ 5,000,000       4,919
SMRT Corp. Ltd.                                                                                           63,475,000      23,355
TRANSPORTATION INFRASTRUCTURE  -  0.88%
Aurea Concesiones de Infraestructuras SA  (2)                                                              3,573,000      76,806
BRISA-Auto-Estradas de Portugal, SA                                                                        4,340,000      22,121
                                                                                                                         200,006

AUTOMOBILES & COMPONENTS
AUTO COMPONENTS  -  0.48%
Federal Signal Corp.                                                                                       2,000,000      33,780
Pacifica Group Ltd. (2)                                                                                    9,300,000      20,215
AUTOMOBILES  -  0.98%
Ford Motor Co.                                                                                             1,200,000      10,152
Ford Motor Company Capital Trust II 6.50% cumulative convertible trust preferred 2032                    $ 2,123,600      77,936
General Motors Corp., Series B, 5.25% convertible debentures 2032                                        $ 1,000,000      20,850
                                                                                                                         162,933

CONSUMER DURABLES & APPAREL
HOUSEHOLD DURABLES  -  0.12%
Ekornes ASA                                                                                                1,455,425      13,887
TEXTILES, APPAREL & LUXURY GOODS  -  0.33%
Texwinca Holdings Ltd.                                                                                    56,500,000      36,584
                                                                                                                          50,471

HOTELS, RESTAURANTS & LEISURE
HOTELS, RESTAURANTS & LEISURE  -  0.22%
Six Continents PLC                                                                                         3,090,638      25,094
                                                                                                                          25,094

MEDIA
MEDIA  -  0.09%
SCMP Group Ltd.                                                                                           34,228,000      10,322
                                                                                                                          10,322

RETAILING
SPECIALTY RETAIL  -  0.37%
DFS Furniture Co. PLC                                                                                      1,391,430       9,665
Dixons Group PLC                                                                                           7,134,561      21,262
Toys "R" Us, Inc. 6.25% 2005, units                                                                          300,000      10,170
                                                                                                                          41,097

FOOD, BEVERAGE & TOBACCO
BEVERAGES  -  0.58%
Foster's Group Ltd.                                                                                       24,542,948      64,643
FOOD PRODUCTS  -  2.02%
ConAgra Foods, Inc.                                                                                          500,000      12,125
General Mills, Inc.                                                                                        1,250,000      51,650
H.J. Heinz Co.                                                                                             2,450,000      78,792
Kellogg Co.                                                                                                  450,000      14,337
Sara Lee Corp.                                                                                             3,000,000      68,490
TOBACCO  -  4.74%
Altadis SA                                                                                                 2,624,995      55,466
Gallaher Group PLC                                                                                        15,135,292     148,696
Imperial Tobacco PLC                                                                                       1,400,000      21,902
Philip Morris Companies Inc.                                                                               3,865,000     157,499
R.J. Reynolds Tobacco Holdings, Inc.                                                                       1,450,000      58,798
UST Inc.                                                                                                   2,850,000      87,181
                                                                                                                         819,579

HOUSEHOLD & PERSONAL PRODUCTS
HOUSEHOLD PRODUCTS  -  0.27%
WD-40 Co.  (2)                                                                                             1,067,050      30,624
                                                                                                                          30,624

PHARMACEUTICALS & BIOTECHNOLOGY
PHARMACEUTICALS  -  0.62%
Bristol-Myers Squibb Co.                                                                                   2,822,700      69,467
                                                                                                                          69,467

BANKS
BANKS  -  8.92%
Alliance & Leicester PLC                                                                                   4,450,000      59,173
Allied Irish Banks, PLC                                                                                    2,018,179      28,363
AmSouth Bancorporation                                                                                     1,500,000      29,400
Australia and New Zealand Banking Group Ltd.                                                               2,456,986      25,654
Bank of America Corp.                                                                                      1,570,000     109,586
Bank of Nova Scotia                                                                                        4,241,600     124,723
Comerica Inc.                                                                                                750,000      32,745
Commonwealth Bank of Australia                                                                             1,071,060      18,055
Dah Sing Financial Holdings Ltd.                                                                           1,290,000       5,988
Hang Seng Bank Ltd.                                                                                        1,210,000      13,071
HSBC Holdings PLC                                                                                          4,037,368      44,002
JCG Holdings Ltd.                                                                                         29,432,000      13,963
Lloyds TSB Group PLC                                                                                       8,100,000      69,694
National Australia Bank Ltd.                                                                               2,006,854      38,247
National City Corp.                                                                                        1,425,000      38,660
PNC Financial Services Group, Inc.                                                                           800,000      32,528
Royal Bank of Canada                                                                                       2,398,000      83,622
Societe Generale                                                                                             407,200      20,614
United Bankshares, Inc.                                                                                    1,775,000      53,641
Wachovia Corp.                                                                                             2,000,000      69,580
Wachovia Corp., DEPS                                                                                       2,300,000         368
Washington Mutual, Inc.                                                                                      750,000      26,820
Westpac Banking Corp.                                                                                      7,293,755      57,430
                                                                                                                         995,927

DIVERSIFIED FINANCIALS
DIVERSIFIED FINANCIALS  -  2.22%
ING Groep NV                                                                                               8,025,000     134,146
J.P. Morgan Chase & Co.                                                                                    5,464,000     113,378
                                                                                                                         247,524

INSURANCE
INSURANCE  -  1.64%
AEGON NV                                                                                                   3,600,000      48,776
Lincoln National Corp.                                                                                     1,270,000      38,748
Mercury General Corp.                                                                                        535,700      22,232
St. Paul Companies, Inc.                                                                                     750,000      24,600
XL Capital Ltd., Class A                                                                                     642,800      48,949
                                                                                                                         183,305

REAL ESTATE
REAL ESTATE  -  6.44%
AMB Property Corp.                                                                                         1,625,000      43,550
Apartment Investment and Management Co., Class A                                                           1,175,000      41,290
Archstone-Smith Trust                                                                                      4,784,585     109,758
Capital & Regional PLC  (2)                                                                                5,120,000      24,029
Equity Office Properties Trust                                                                             1,300,000      31,304
Equity Residential (formerly Equity Residential Properties Trust)                                            540,000      12,809
Hang Lung Group Ltd.                                                                                      22,775,000      20,587
Hang Lung Properties Ltd.                                                                                 24,350,000      23,728
Hang Lung Properties Ltd. 5.50% convertible preferred                                                      9,000,000       7,560
Health Care Property Investors, Inc.                                                                       2,020,000      87,264
HKR International Ltd.                                                                                    21,778,500       3,602
Hongkong Land Holdings Ltd.                                                                               34,853,000      48,097
Kerry Properties Ltd.                                                                                     42,423,464      29,917
Kimco Realty Corp.                                                                                         2,447,250      74,152
Nationwide Health Properties, Inc.                                                                         1,400,000      23,856
Pan Pacific Retail Properties, Inc.                                                                        1,400,000      46,900
ProLogis (formerly ProLogis Trust)                                                                           762,346      18,449
Weingarten Realty Investors                                                                                1,966,500      73,055
                                                                                                                         719,907

SOFTWARE & SERVICES
IT CONSULTING & SERVICES  -  0.15%
Electronic Data Systems Corp. 7.625% FELINE PRIDES convertible preferred 2004                                929,500      17,010
                                                                                                                          17,010

TECHNOLOGY HARDWARE & EQUIPMENT
ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.23%
Solectron Corp. 0% LYON convertible notes 2020                                                          $ 51,000,000      23,141
Solectron Corp. 0% LYON convertible notes 2020                                                           $ 3,839,000       2,294
SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  0.13%
Analog Devices, Inc. 4.75% convertible subordinated notes 2005                                          $ 15,000,000      14,756
                                                                                                                          40,191

TELECOMMUNICATION SERVICES
DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.84%
ALLTEL Corp. 7.75% 2005, units                                                                               400,000      19,960
BCE Inc.                                                                                                   1,182,000      20,454
CenturyTel, Inc. 6.875% ACES 2005, units                                                                     400,000       9,820
Hellenic Telecommunications Organization SA                                                                2,980,400      33,509
SBC Communications Inc.                                                                                    3,600,000      92,376
Swisscom AG                                                                                                  251,391      74,689
Telecom Corp. of New Zealand Ltd.                                                                         19,289,700      47,408
Verizon Communications Inc.                                                                                  500,000      18,880
WIRELESS TELECOMMUNICATION SERVICES  -  0.13%
AT&T Broadbroad 7.00% PIES convertible preferred 2002                                                        875,000      14,525
                                                                                                                         331,621

UTILITIES
ELECTRIC UTILITIES  -  7.03%
Ameren Corp. 9.75% ACES convertible debentures 2005, units                                                 $ 800,000      20,800
Beijing Datang Power Generation Co. Ltd., Class H                                                         60,500,000      19,199
Consolidated Edison, Inc.                                                                                  2,034,000      86,587
Dominion Resources, Inc.                                                                                     801,000      38,448
Dominion Resources, Inc. 9.50% PIES convertible preferred 2004                                                93,000       4,565
E.ON AG                                                                                                    1,325,000      59,929
FirstEnergy Corp.                                                                                          1,800,000      58,410
National Grid Transco PLC  (formerly National Grid Group PLC)                                             16,500,000     117,447
Pinnacle West Capital Corp.                                                                                   63,200       1,801
Scottish and Southern Energy PLC                                                                           5,100,000      50,583
Scottish Power PLC                                                                                        34,976,000     192,055
Southern Co.                                                                                               3,462,100     102,824
TXU Corp.                                                                                                    375,200       5,384
TXU Corp., Series C, 8.75% convertible preferred 2004, units                                               1,075,000      26,606
GAS UTILITIES  -  1.23%
Enbridge Inc.                                                                                                802,095      22,614
NiSource Inc.                                                                                              6,915,000     114,236
NiSource Inc. 0% convertible preferred 2004  (3)                                                             330,799         595
MULTI-UTILITIES & UNREGULATED POWER  -  0.66%
Duke Energy Corp. 8.25% convertible preferred 2004, units                                                  1,850,100      31,914
El Paso Corp.                                                                                                 66,220         513
United Utilities PLC                                                                                       3,930,000      36,335
Williams Companies, Inc.                                                                                   2,640,650       4,964
WATER UTILITIES  -  0.74%
American Water Works Co., Inc.                                                                             1,850,000      82,843
                                                                                                                       1,078,652

Miscellaneous  -  2.24%
Other equity securities in initial period of acquisition                                                                 249,927

Total equity securities (cost: $5,858,610,000)                                                                         6,294,217



                                                                                                           Principal      Market
                                                                                                              amount       value
Fixed income securities                                                                                         (000)       (000)

Corporate, mortgage- & asset-backed securities  -  21.36%
Aetna Inc. 7.375% 2006                                                                                      $ 15,000    $ 16,125
AIG SunAmerica Global Financing II 7.60% 2005 (1)                                                             20,000      22,471
Alabama Power Co., Series Q, 5.50% 2017                                                                        4,000       4,067
Southern Power Co. 6.25% 2012 (1)                                                                              3,000       3,147
Allegheny Technologies, Inc. 8.375% 2011                                                                       8,000       7,748
Allstate Corp. 5.375% 2006                                                                                    20,000      21,195
Allstate Financial Global Funding LLC 5.25% 2007 (1)                                                          15,000      15,837
American Airlines, Inc., Series 2001-2:
 Class A-2, 7.858% 2013                                                                                        3,000       2,730
 Class A-3, 8.608% 2012                                                                                       10,000       7,600
AmeriCredit Automobile Receivables Trust, Series 2002C, Class A-4, FSA insured, 3.55% 2009 (4)                21,000      21,402
AOL Time Warner Inc. 6.875% 2012                                                                              21,100      20,887
Archstone-Smith Operating Trust  5.00% 2007                                                                    5,000       5,132
ArvinMeritor, Inc. 8.75% 2012                                                                                  2,000       1,946
Meritor Automotive, Inc. 6.80% 2009                                                                            5,150       4,718
AT&T Corp.:
 6.50% 2006                                                                                                   14,500      14,515
 7.30% 2011                                                                                                   11,500      11,269
AT&T Wireless Services:
 7.35% 2006                                                                                                   18,500      16,757
 7.50% 2007                                                                                                    4,794       4,247
 7.875% 2011                                                                                                  55,089      48,011
 8.125% 2012                                                                                                  53,885      46,968
TeleCorp PCS, Inc.:
 0%/11.625% 2009 (5)                                                                                          12,000      10,020
 10.625% 2010                                                                                                  4,423       4,357
Tritel PCS, Inc.:
 0%/12.75% 2009 (5)                                                                                           10,175       8,725
 10.375% 2011                                                                                                  3,050       2,958
Atlas Air, Inc., Pass Through Trusts, Series 1998-1:  (4)
 Class B, 7.68% 2014                                                                                           4,464       1,808
 Class A, 7.38% 2018                                                                                           3,711       1,856
Banco Itau SA, XLCA insured, 2.455% 2006 (1)  (4)  (6)                                                         6,000       5,955
Bank of America Corp.:
 7.125% 2005                                                                                                   1,500       1,662
 5.25% 2007                                                                                                   20,000      21,430
 7.125% 2011                                                                                                   1,750       2,026
 4.875% 2012                                                                                                   2,000       1,993
Bank One, National Association 5.50% 2007                                                                     20,000      21,712
Bear Stearns Commercial Mortgage Securities Inc.: (4)
 Series 1999-WF2, Class A-1, 6.80% 2031                                                                       24,323      26,589
 Series 2002-HOME, Class A, 2.398% 2013 (1)  (6)                                                              25,720      25,720
BHP Finance Ltd. 6.69% 2006                                                                                    6,480       7,113
British Airways PLC 8.75% 2016                                                                          Pound 15,200      16,407
British Telecommunications PLC:
 7.875% 2005 (6)                                                                                            $ 18,000      20,102
 8.375% 2010                                                                                                   9,500      11,164
California Infrastructure and Economic Development Bank, Special Purpose Trust:  (4)
 SCE-1, Class A-6, 6.38% 2008                                                                                  7,220       7,896
 PG&E-1, Series 1997-1, Class A-7, 6.42% 2008                                                                  2,780       3,023
Capital One Bank:
 6.375% 2003                                                                                                   4,400       4,322
 6.875% 2006                                                                                                  10,000       9,019
Capital One Financial Corp. 7.25% 2003                                                                         1,000         906
Cendant Corp. 6.875% 2006                                                                                     28,775      28,655
CenturyTel, Inc., Series H, 8.375% 2010                                                                        8,000       9,233
Chase Commercial Mortgage Securities Corp.: (4)
 Series 1998-2, Class A-1, 6.025% 2030                                                                        16,737      17,993
 Series 2000-1, Class A-1, 7.656% 2032                                                                         8,900      10,013
Chase Manhattan Bank 7.25% 2007                                                                                1,150       1,291
JP Morgan Chase & Co. 6.50% 2005                                                                               4,000       4,300
ChevronTexaco Capital Co. 3.50% 2007                                                                          20,000      20,254
Cilcorp Inc. 8.70% 2009                                                                                        8,770       8,261
CIT Group Inc.:
 5.75% 2007                                                                                                    6,000       5,855
 6.875% 2009                                                                                                   5,000       4,966
Clear Channel Communications, Inc.:
 6.00% 2006                                                                                                    7,000       7,211
 6.625% 2008                                                                                                   8,245       8,596
 7.65% 2010                                                                                                    8,160       8,875
CNA Financial Corp. 6.50% 2005                                                                                 5,500       5,471
Coastal Corp.:
 6.50% 2006                                                                                                    2,000       1,521
 7.50% 2006                                                                                                    2,750       2,147
 6.50% 2008                                                                                                    5,000       3,700
 7.75% 2010                                                                                                    8,000       6,000
El Paso Corp.:
 6.95% 2007                                                                                                   11,000       7,590
 7.00% 2011                                                                                                   21,700      14,213
 7.875% 2012 (1)                                                                                              20,000      13,423
Gemstone Investors Ltd. 7.71% 2004 (1)                                                                        15,500      11,796
Limestone Electron Trust 8.625% 2003 (1)                                                                       3,000       2,794
Coast-to-Coast Motor Vehicle Owner Trust, Series 2000-A, Class A-4, MBIA insured, 7.33% 2006 (1)  (4)         10,300      10,679
Columbia/HCA Healthcare Corp.:
 7.15% 2004                                                                                                    4,050       4,203
 6.91% 2005                                                                                                   13,345      14,028
 7.25% 2008                                                                                                    5,000       5,361
HCA Inc. 6.95% 2012                                                                                            4,000       4,060
Compaq Computer Corp. 6.20% 2003                                                                              14,500      14,756
CompuCredit Credit Card Master Note Business Trust, Series 2001-One, Class A, 2.193% 2008 (1)  (4)  (6)       10,000       9,898
Computer Associates International, Inc. 6.50% 2008                                                             7,080       6,310
Constellation Energy Group, Inc. 6.125% 2009                                                                  11,000      10,408
Consumer Credit Reference Index Securities Program Trust, Series 2002-1, AMBAC insured, 3.82% 2007 (1)(4)(6)   5,000       4,929
Continental Airlines, Inc.: (4)
 Series 1997-1, Class C-1, 7.42% 2008 (6)                                                                      1,455         655
 Series 2001-1, Class B, 7.373% 2017                                                                           1,000         600
 Series 1997-4, Class A, 6.90% 2019                                                                            9,579       7,568
 Series 2000-1, Class A-1, 8.048% 2022                                                                         7,554       5,968
 Series 2000-1, Class B, 8.388% 2022                                                                           5,383       3,230
Continental Auto Receivables Owner Trust, Series 2000-A, Class A-4, MBIA insured, 7.42% 2004 (1)  (4)          8,250       8,552
Corporacion Andina de Fomento 6.875% 2012                                                                      3,000       3,009
Cox Communications, Inc. 7.75% 2006                                                                           10,000      10,617
Cox Radio, Inc. 6.625% 2006                                                                                   20,000      19,990
CPS Auto Trust, XLCA insured, 3.50% 2009 (1)  (4)                                                             17,497      17,651
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class C, 6.78% 2040 (4)                             6,550       7,201
Delhaize America, Inc.:
 7.375% 2006                                                                                                  14,000      12,162
 8.125% 2011                                                                                                   7,000       5,837
Delta Air Lines, Inc.: (4)
 Series 2002-1, Class C, 7.779% 2013                                                                          13,000       9,100
 1991 Equipment Certificates Trust, Series K, 10.00% 2014 (1)                                                  2,000         900
Deutsche Telekom International Finance BV:
 7.75% 2005                                                                                                   10,000      10,785
 8.50% 2010                                                                                                   31,000      34,590
 9.25% 2032                                                                                                    6,000       7,008
VoiceStream Wireless Corp. 10.375% 2009                                                                       35,029      36,255
Dominion Resources, Inc., Series 2002-C, 5.70% 2012                                                            4,250       4,227
Virginia Electric and Power Co., 2002 Series A, 5.375% 2007                                                    3,000       3,175
Dow Chemical Co. 5.75% 2008                                                                                    4,000       4,054
Duck Auto Owner Trust, Series 2002-B, Class A, XLCA insured, 2.985% 2007 (1)  (4)                              6,613       6,619
Educational Enhancement Funding Corp., Series 2002-A, 6.72% 2025 (4)                                           7,000       6,867
EOP Operating LP 7.75% 2007                                                                                   16,500      18,728
Spieker Properties, L.P. 7.125% 2009                                                                           6,000       6,500
ERP Operating Limited Partnership 6.625% 2012                                                                  3,000       3,171
Exelon Corp. 6.75% 2011                                                                                        2,000       2,137
Exelon Generation Co., LLC 6.95% 2011                                                                          2,000       2,082
First Union Corp 7.80% 2006                                                                                    7,760       8,901
Ford Motor Credit Co.:
 6.875% 2006                                                                                                  22,000      20,297
 7.375% 2011                                                                                                  15,000      13,425
Fort James Corp. 6.875% 2007                                                                                  10,050       8,850
France Telecom:
 8.70% 2006                                                                                                   12,000      12,867
 9.25% 2011                                                                                                   14,100      15,584
Fred Meyer, Inc. 7.45% 2008                                                                                    9,000      10,140
General Electric Capital Corp.:
 5.35% 2006                                                                                                    2,500       2,653
 5.00% 2007                                                                                                   22,000      23,056
General Motors Acceptance Corp. 6.125% 2006                                                                   22,000      21,168
GMAC Commercial Mortgage Securities, Inc., Series 1998-C1, Class D, 6.974% 2030 (4)                           14,595      15,791
Harrah's Operating Co., Inc. 7.125% 2007                                                                       3,000       3,280
Hilton Hotels Corp.:
 7.625% 2008                                                                                                     500         504
 7.20% 2009                                                                                                    2,250       2,201
 8.25% 2011                                                                                                      750         766
Holmes Financing PLC, Series 5, Class 2C, 3.43% 2040 (4)  (6)                                                  2,000       1,996
Household Finance Corp.:
 6.50% 2006                                                                                                   20,000      18,052
 5.75% 2007                                                                                                   14,000      12,530
 6.40% 2008                                                                                                   25,000      21,650
Humana Inc. 7.25% 2006                                                                                         8,500       9,035
Hyatt Equities, LLC 6.875% 2007 (1)                                                                           10,120       9,790
International Paper Co. 6.75% 2011                                                                             2,750       3,017
IT&T Corp. 6.75% 2005                                                                                            500         485
Starwood Hotels & Resorts Worldwide, Inc.: (1)
 7.375% 2007                                                                                                  13,000      12,480
 7.875% 2012                                                                                                     750         722
J.C. Penney Co., Inc. 7.40% 2037                                                                              19,870      19,038
J.P. Morgan Residential Mortgage Acceptance Corp., Series 2002-R1, Class IAI, 4.25% 2031 (1)  (4)              4,518       4,564
Jet Equipment Trust, Series 1995-B, Class C, 9.71% 2015 (1)  (4)                                               5,000         500
Jones Apparel Group, Inc. 7.50% 2004                                                                           7,375       7,895
Nine West Group Inc., Series B, 8.375% 2005                                                                    2,625       2,890
Kellogg Co. 6.00% 2006                                                                                         5,750       6,263
Koninklijke KPN NV:
 8.00% 2010                                                                                                   17,000      19,146
 8.375% 2030                                                                                                   2,000       2,239
Kraft Foods Inc.:
 4.625% 2006                                                                                                   1,000       1,047
 6.25% 2012                                                                                                    5,000       5,557
Nabisco, Inc. 6.375% 2035 (6)                                                                                 10,020      10,727
Liberty Media Corp. 7.875% 2009                                                                               20,000      20,788
Lincoln National Corp. 6.50% 2008                                                                              2,000       2,128
Metris Master Trust, Series 2000-3, Class A, 2.09% 2009 (4) (6)                                               18,000      17,253
MGM Grand, Inc. 6.875% 2008                                                                                    2,000       1,983
MGM Mirage, Inc. 8.50% 2010                                                                                   10,000      10,793
Mirage Resorts, Inc 7.25% 2006                                                                                 2,000       2,045
MMCA Auto Owner Trust: (4)
 Series 2000-2, Class B, 7.42% 2005                                                                            8,000       8,555
 Series 2001-3, Class B, 2.753% 2008 (6)                                                                       4,336       4,341
 Series 2002-4, Class A-4, 3.05% 2009                                                                          4,000       3,995
 Series 2002-2, Class B, 4.67% 2010                                                                            2,000       2,051
 Series 2002-1, Class C, 6.20% 2010                                                                            1,471       1,505
Money Store Residential Trust 1997-1, Class M-1, 7.085% 2016 (4)                                               6,297       6,364
Monumental Global Funding Trust II: (1)
 2001-A, 6.05% 2006                                                                                           25,000      27,115
 2002-A, 5.20% 2007                                                                                           35,000      36,554
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-1, 5.02% 2035 (4)                       18,280      19,288
Motorola, Inc.:
 6.75% 2006                                                                                                   10,500      10,369
 7.625% 2010                                                                                                  10,000       9,751
 8.00% 2011                                                                                                    8,525       8,401
Nationwide Life Insurance Company 5.35% 2007 (1)                                                              22,500      23,665
Nordstrom, Inc. 8.95% 2005                                                                                       525         595
Northwest Airlines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.264% 2021                                    900         911
NPF XII, Inc., Class A: (1) (4) (7)
 Series 2001-1, 2.37% 2004 (6)                                                                                 3,000       2,100
 Series 2001-3, 5.52% 2007                                                                                     5,000       3,500
Oncor Electric Delivery Co. 6.375% 2012 (1)                                                                    5,685       5,794
Pass-through Amortizing Credit Card Trusts, Series 2002-1, Class A-3FX, 6.298% 2012 (1)  (4)                  21,341      21,574
PCCW-HKT Capital Ltd. 7.75% 2011 (1)                                                                           7,380       7,610
PDVSA Finance Ltd. 8.75% 2004 (4)                                                                                380         377
Pemex Finance Ltd. 8.875% 2010 (4)                                                                            12,427      14,491
Prestige Auto Receivables Trust, Series 2001-1A, Class A, FSA insured, 5.26% 2009 (1)  (4)                     3,324       3,417
Progress Energy, Inc. 6.85% 2012                                                                               3,000       3,037
Providian Master Trust, Series 2000-3, Class C, 7.60% 2007 (1)  (4)                                            5,000       5,223
Prudential Holdings, LLC, Series C, 8.695% 2023 (1)                                                           22,000      23,964
Prudential Insurance Company of America 6.375% 2006 (1)                                                        8,000       8,625
Pulte Corp. 8.375% 2004                                                                                        6,430       6,788
Qwest Capital Funding, Inc. 7.75% 2006                                                                        15,205       9,427
Raytheon Co.:
 6.30% 2005                                                                                                    5,500       5,752
 6.50% 2005                                                                                                    7,063       7,438
Rouse Co. 7.20% 2012                                                                                          11,000      11,052
Royal Caribbean Cruises Ltd.:
 7.25% 2006                                                                                                    4,500       3,874
 8.75% 2011                                                                                                    2,500       2,179
Salomon Brothers Commercial Mortgage Trust, Series 2001-C2, Class A-1, 4.482% 2006 (4)                        16,991      17,643
SBC Communications Inc. 5.75% 2006                                                                            19,900      21,324
Sears Roebuck Acceptance Corp.:
 7.00% 2007                                                                                                      555         543
 7.00% 2011                                                                                                    1,560       1,486
Security National Mortgage Loan Trust, Series 2000-1, Class A-2, 8.75% 2024 (1)  (4)                           6,617       7,262
Simon Property Group, LP:
 6.375% 2007                                                                                                   5,000       5,427
 5.375% 2008 (1)                                                                                               8,500       8,752
SLM Private Credit Student Loan Trust, Series 2002-A, Class A-2, 2.358% 2030 (4)  (6)                          5,000       5,000
USA Education, Inc. 5.625% 2007                                                                               34,000      36,771
Southwest Airlines Co.: (4)
 Series 2001-1, Class A-2, 5.496% 2006                                                                         1,400       1,457
 Series 2001-1, Class B, 6.126% 2006                                                                           8,500       8,727
 6.50% 2012                                                                                                    6,950       7,029
Sprint Capital Corp.:
 6.00% 2007                                                                                                   27,500      22,550
 7.625% 2011                                                                                                  21,000      16,946
Staples, Inc. 7.375% 2012 (1)                                                                                  8,000       8,191
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.512% 2027 (1)  (4)  (6)                         6,826       7,376
SUPERVALU INC:
 7.875% 2009                                                                                                     807         839
 7.50% 2012                                                                                                    6,000       5,886
SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011 (1)  (4)                                          13,378      14,422
Target Corp.:
 5.50% 2007                                                                                                    2,000       2,139
 5.375% 2009                                                                                                   5,000       5,310
TELUS Corp. 8.00% 2011                                                                                         1,100         852
Tobacco Settlement Financing Corp., Series 2001-A, 6.36% 2025 (4)                                              8,984       9,190
Transcontinental Gas Pipe Line Corp. 8.875% 2012 (1)                                                           8,000       7,840
Williams Companies, Inc.:
 6.50% 2002                                                                                                   15,000      14,850
 9.25% 2004                                                                                                   34,505      25,016
 7.125% 2011                                                                                                  30,000      17,850
 8.125% 2012 (1)                                                                                              33,950      21,219
Williams Holdings of Delaware, Inc.:
 6.25% 2006                                                                                                   24,000      14,880
 6.50% 2008                                                                                                    6,000       3,480
Triad Automobile Receivables Trust, Series 2002-A, Class A-3, AMBAC insured, 2.62% 2007 (4)                    6,750       6,790
TRW Inc. 8.75% 2006                                                                                           10,000      11,183
Tyco International Group SA 6.375% 2005                                                                        7,000       6,374
Unilever Capital Corp. 6.875% 2005                                                                            20,000      22,410
United Dominion Realty Trust, Inc. 6.50% 2009                                                                 12,000      12,533
Univision Communications Inc. 7.85% 2011                                                                       1,665       1,774
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023 (4)                                    7,500       7,732
Verizon Wireless Capital LLC 5.375% 2006 (1)                                                                  83,600      82,632
VF Corp. 8.10% 2005                                                                                              145         163
Viacom Inc.:
 5.625% 2007                                                                                                  40,000      42,944
 6.625% 2011                                                                                                  15,000      16,604
Vodafone Group PLC:
 7.625% 2005                                                                                                  30,000      32,902
 7.75% 2010                                                                                                    5,000       5,724
Wal-Mart Stores, Inc.:
 6.55% 2004                                                                                                    5,000       5,392
 4.375% 2007                                                                                                   2,000       2,089
Washington Mutual Inc. 7.50% 2006                                                                             16,500      18,483
Wells Fargo & Co. 5.125% 2007                                                                                 20,000      21,400
Wells Fargo Financial, Inc. 6.125% 2012                                                                        5,000       5,471
World Omni Master Owner Trust, Series 2000-1, Class B, 2.253% 2005 (4)  (6)                                    6,000       5,997
Xerox Equipment Lease Owner Trust, Series 2001-1, Class A, 3.803% 2008 (1)  (4)  (6)                           2,207       2,225
                                                                                                                       2,386,420

U.S. Treasury notes & bonds  -  9.69%
 10.75% May 2003                                                                                             150,000     157,610
 11.125% August 2003                                                                                         180,480     194,260
 11.875% November 2003                                                                                       158,500     175,653
 7.25% May 2004                                                                                              200,000     217,380
 13.750% August 2004                                                                                         163,500     198,402
 6.50% May 2005                                                                                                7,500       8,351
 3.375% January 2007 (8)                                                                                      11,404      12,267
 8.75% November 2008                                                                                         100,000     107,474
 6.375% August 2027                                                                                            9,000      10,539
                                                                                                                       1,081,936

Governments & governmental authorities  -  3.20%
Fannie Mae: (4)
 5.50% 2017 - 2032                                                                                           118,046     121,814
 6.00% 2016 - 2032                                                                                           120,896     126,176
 6.50% 2016 - 2032                                                                                            30,467      31,662
 7.00% 2016 - 2032                                                                                            16,069      16,880
 7.50% 2029 - 2031                                                                                             6,930       7,347
Fannie Mae 6.125% 2012                                                                                         2,500       2,804
Fannie Mae Trust, Series 2001-50, Class BA, 7.00% 2041                                                         2,449       2,565
Fannie Mae Whole Loan: (4)
 Series 2002-W7, Class A-2, 4.80% 2022                                                                         5,000       5,197
 Series 2002-W3, Class A-5, 7.50% 2028                                                                         1,992       2,130
Freddie Mac:  (4)
 5.50% 2017                                                                                                    2,000       2,065
 7.50% 2032                                                                                                   25,000      26,387
Freddie Mac 7.00% 2010                                                                                         2,500       2,967
Government National Mortgage Assn. 6.50% 2032 (4)                                                              9,386       9,804
                                                                                                                         357,798


Total fixed income securities (cost: $3,833,719,000)                                                                   3,826,154



                                                                                                           Principal      Market
                                                                                                              amount       value
Short-term securities                                                                                           (000)       (000)

Federal agency discount notes  -  5.18%
Fannie Mae 1.64%-1.71% due 11/5-12/24/2002 (9)                                                          $ 250,600.00 $ 250,302.00
Federal Home Loan Banks 1.65%-1.70% due 11/5/2002-1/22/2003                                                  205,400     204,921
Freddie Mac 1.67%-1.70% due 11/18/2002-1/23/2003                                                             123,800     123,595
                                                                                                                         578,818

Corporate short-term notes  -  4.10%
American Express Credit Corp. 1.73%-1.75% due 11/4-11/15/2002 (9)                                             50,000      49,981
Duke Energy Corp. 1.74% due 11/25/2002 (9)                                                                    20,300      20,275
E.I. DuPont de Nemours & Co. 1.69%-1.70% due 11/12-12/2/2002                                                  48,000      47,951
Edison Asset Securitization LLC 1.76% due 11/19-11/22/2002 (1) (9)                                            25,000      24,973
General Electric Capital Corp. 1.90% due 11/1/2002                                                            45,700      45,698
FCAR Owner Trust 1.76%-1.77% due 11/12-11/15/2002                                                             20,000      19,987
New Center Asset Trust 1.74%-1.77% due 11/7-11/27/2002                                                        50,000      49,959
Pfizer Inc 1.65%-1.74% due 11/8-12/18/2002 (1)                                                                69,500      69,410
Schlumberger Technology Corp. 1.72%-1.75% due 11/29-12/9/2002 (1)                                             30,000      29,946
Target Corp. 1.72% due 11/18/2002                                                                             25,000      24,979
United Parcel Service Inc. 1.70% due 11/27/2002                                                               25,000      24,968
Wal-Mart Stores Inc. 1.73% due 11/13/2002 (1)                                                                 25,000      24,984
Yale University 1.74% due 11/21/2002                                                                          25,000      24,975
                                                                                                                         458,086


Total short-term securities (cost: $1,036,859,000)                                                                     1,036,904


Total investment securities (cost: $10,729,188,000)                                                                   11,157,275
Excess of cash and receivables over payables                                                                              13,849

Net assets                                                                                                           $11,171,124

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) The fund owns 5.41%, 5.00%, 6.52%, 6.49%, and 8.31% of the outstanding voting securities of GATX Corp., Aurea Concesiones de Infraestructuras SA, Pacifica Group Ltd.,
WD-40 Co. and Capital & Regional PLC, respectively, and thus is considered an affiliate

(3) Non-income-producing security.
(4) Pass-through securities backed by a pool of
    mortgages or other loans on which principal payments are
    periodically made.  Therefore, the effective maturities
    are shorter than the stated maturities.
(5) Step bond; coupon rate will increase at a later date.
(6) Coupon rate may change periodically.
(7) Valued under fair value procedures adopted by authority of the Board of Directors.
(8) Index-linked bond whose principal amount moves with a government retail price index.
(9) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

See Notes to Financial Statements

Securities added to the portfolio
since April 30, 2002
-----------------------------------------------------

AEGON NV
ALLTEL
Analog Devices
BCE
Bristol Myers Squibb
CenturyTel
Dah Sing Financial Holdings
Dixons Group
E.ON AG
Enbridge
ENI SpA
Federal Signal
General Electric
Lyondell Chemical
Mercury General
Pacifica Group
Pan Pacific Retail Properties
PNC Financial Services Group
Shui On Construction and Materials
Spirax-Sarco Engineering
Temple Inland
Toys "R" Us
Ultraframe
Verizon Communications


Securities eliminated from the portfolio
since April 30, 2002
-----------------------------------------------------

Bank of Ireland
BANK ONE CORP
BP
Fortum Oyj
Hoganas AB
Innogy Holdings
Irish Life & Permanent
Michael Page International
PowerGen
Rayonier
Shandong International Power Development
WorldCom, Inc-MCI Group


Capital Income Builder
Financial statements

Statement of assets and liabilities
at October 31, 2002
(dollars and shares in thousands, except per-share amounts)

Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $10,521,279)                                                 $10,947,549
  Affiliated issuers (cost: $207,909)                                                          209,726           $11,157,275
 Cash                                                                                                                      9
 Receivables for:
  Sales of investments                                                                          55,241
  Sales of fund's shares                                                                        73,405
  Dividends and interest                                                                        95,116               223,762
 Other assets                                                                                                            187
                                                                                                                  11,381,233
Liabilities:
 Payables for:
  Purchases of investments                                                                     130,655
  Repurchases of fund's shares                                                                   6,073
  Dividends on fund's shares                                                                    65,804
  Investment advisory services                                                                   2,635
  Services provided by affiliates                                                                4,424
  Deferred Directors' compensation                                                                 421
  Other fees and expenses                                                                           97               210,109
Net assets at October 31, 2002                                                                                   $11,171,124

Net assets consist of:
 Capital paid in on shares of capital stock                                                                      $10,641,012
 Distributions in excess of net investment income                                                                    (63,503)
 Undistributed net realized gain                                                                                     165,532
 Net unrealized appreciation                                                                                         428,083
Net assets at October 31, 2002                                                                                   $11,171,124

Total authorized capital stock - 400,000 shares, $.01 par value
                                                                        Net assets   Shares outstanding Net asset value per share

Class A                                                                $10,005,789              245,672                $40.73
Class B                                                                    450,188               11,053                 40.73
Class C                                                                    423,834               10,406                 40.73
Class F                                                                    154,595                3,796                 40.73
Class 529-A                                                                 31,520                  774                 40.73
Class 529-B                                                                  7,605                  187                 40.73
Class 529-C                                                                 13,286                  326                 40.73
Class 529-E                                                                  1,651                   41                 40.73
Class 529-F                                                                     73                    2                 40.73
Class R-1                                                                      433                   11                 40.73
Class R-2                                                                    4,362                  107                 40.73
Class R-3                                                                    2,338                   57                 40.73
Class R-4                                                                      215                    5                 40.73
Class R-5                                                                   75,235                1,847                 40.73
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and
Class 529-A, for which the maximum offering prices per share were $43.21 for each.


See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2002
Investment income:
 Income:                                                                                                   (dollars in thousands)
  Dividends (net of non-U.S. withholding
            tax of $11,660; also includes
            $7,586 from affiliates)                                                    $293,129
  Interest (includes $188 from affiliates)                                              177,013              $470,142

 Fees and expenses:
  Investment advisory services                                                           30,376
  Distribution services                                                                  27,084
  Transfer agent services                                                                 7,060
  Administrative services                                                                   583
  Reports to shareholders                                                                   351
  Registration statement and prospectus                                                     627
  Postage, stationery and supplies                                                          788
  Directors' compensation                                                                   200
  Auditing and legal                                                                         85
  Custodian                                                                               1,222
  State and local taxes                                                                     105
  Other                                                                                      39
  Total expenses before reimbursement                                                    68,520
   Reimbursement of expenses                                                                  3                68,517
 Net investment income                                                                                        401,625

Net realized gain and unrealized
 depreciation on investments
 and non-U.S. currency:
 Net realized gain on:
  Investments                                                                           174,024
  Non-U.S. currency transactions                                                          3,162               177,186
 Net unrealized (depreciation) appreciation on:
  Investments                                                                          (679,118)
  Non-U.S. currency translations                                                              7              (679,111)
   Net realized gain and
    unrealized depreciation
    on investments and non-U.S. currency                                                                     (501,925)
Net decrease in net assets resulting
 from operations                                                                                            ($100,300)

See Notes to Financial Statements





Statement of changes in net assets                                                                  (dollars in thousands)

                                                                                         Year ended            Year ended
                                                                                        October 31,           October 31,
                                                                                               2002                  2001
Operations:
 Net investment income                                                                     $401,625              $343,062
 Net realized gain on investments and
  non-U.S. currency transactions                                                            177,186               264,462
 Net unrealized depreciation
  on investments and non-U.S. currency translations                                        (679,111)              (72,028)
  Net (decrease) increase in net assets
   resulting from operations                                                               (100,300)              535,496

Dividends and distributions paid to
 shareholders:
 Dividends from net investment income                                                      (453,022)             (367,789)
 Distributions from net realized gain
  on investments                                                                           (224,286)             (157,572)
   Total dividends and distributions paid
    to shareholders                                                                        (677,308)             (525,361)

Capital share transactions                                                                3,691,794               860,319

Total increase in net assets                                                              2,914,186               870,454

Net assets:
 Beginning of year                                                                        8,256,938             7,386,484
 End of year (including
  distributions in excess of
  net investment income of $63,503 and $18,079,
  respectively)                                                                         $11,171,124            $8,256,938



See Notes to Financial Statements


Notes to financial statements


1. Organization and significant accounting policies

Organization - American Mutual Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives - current income, growth of capital and conservation of principal - through investments in companies that participate in the growth of the American economy.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (classes R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
     Share class       Initial sales charge  Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------                           ---------------------------------
  Class A and Class         Up to 5.75%                 None                          None
        529-A
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class B and Class            None           Declines from 5% to zero  Class B and Class 529-B convert
        529-B                                  for redemptions within     to Class A and Class 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class C                 None          1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-C               None          1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-E               None                     None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class F and Class            None                     None                          None
        529-F
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class R-1, Class R-2,          None                     None                          None
 Class R-3, Class R-4
    and Class R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; expenses deferred for tax purposes; cost of investments sold and amortization of premiums. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of October 31, 2002, the cost of investment securities for federal income tax purposes was $8,455,968,000.

During the year ended October 31, 2002, the fund reclassified $5,781,000 from undistributed net realized gains to additional paid-in capital, and $1,225,000 from undistributed net realized gains to undistributed net investment income to align financial reporting with tax reporting.

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                        (dollars in thousands)
Undistributed net investment income
                                                        $35,468
Undistributed long-term capital gains
                                                        114,078
Gross unrealized appreciation on investment securities
                                                        873,209
Gross unrealized depreciation on investment securities
                                                        (1,177,530)

The tax character of distributions paid was as follows (dollars in thousands):

Year ended October 31, 2002
                            Distributions from ordinary income
Share class                              Net investment income       Short-term capital gains

Class A                                              $ 429,540                            $ -
Class B                                                 10,033                              -
Class C                                                  8,130                              -
Class F                                                  3,054                              -
Class 529-A(1)                                             471                              -
Class 529-B(1)                                              90                              -
Class 529-C(1)                                             166                              -
Class 529-E(1)                                              20                              -
Class 529-F(1)                                              -*                              -
Class R-1(2)                                                 4                              -
Class R-2(2)                                                23                              -
Class R-3(2)                                                11                              -
Class R-4(2)                                                 1                              -
Class R-5(2)                                             1,479                              -
Total                                                $ 453,022                            $ -

                             Distributions from long-term
                                            capital gains    Total distributions paid


Class A                                         $ 217,769                   $ 647,309
Class B                                             3,646                      13,679
Class C                                             2,288                      10,418
Class F                                               583                       3,637
Class 529-A(1)                                          -                         471
Class 529-B(1)                                          -                          90
Class 529-C(1)                                          -                         166
Class 529-E(1)                                          -                          20
Class 529-F(1)                                          -                          -*
Class R-1(2)                                            -                           4
Class R-2(2)                                            -                          23
Class R-3(2)                                            -                          11
Class R-4(2)                                            -                           1
Class R-5(2)                                            -                       1,479
Total                                           $ 224,286                   $ 677,308


Year ended October 31, 2001
                            Distributions from ordinary income
Share class                              Net investment income       Short-term capital gains
Class A                                              $ 364,692                            $ -
Class B                                                  2,269                              -
Class C(3)                                                 658                              -
Class F(3)                                                 170                              -
Total                                                $ 367,789                            $ -


                             Distributions from long-term
                                            capital gains    Total distributions paid



Class A                                        $ 157,097                   $ 521,789
Class B                                              475                       2,744
Class C(3)                                             -                         658
Class F(3)                                             -                         170
Total                                          $ 157,572                   $ 525,361



 *Amount less than one thousand
(1) Class 529-A, Class 529-B, Class 529-C, Class 529-E and Class 529-F shares were offered beginning February 15, 2002.
(2) Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares were offered beginning May 15, 2002.
(3) Class C and Class F shares were offered beginning March 15, 2001.


3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.384% on the first $1 billion of month-end net assets and decreasing to 0.240% on such assets in excess of $8 billion. For the year ended October 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.280% of average month-end net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B and Class 529-B                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C, Class 529-C and Class R-1                           1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-E and Class R-3                                    0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F, Class 529-F and Class R-4                           0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For Class A and Class 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of October 31, 2002, there were no unreimbursed expenses which remain subject to reimbursement for Class A or for Class 529-A.

         Transfer agent services - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for Class R-1, Class R-2, Class R-3 and Class R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described above for the year ended October 31, 2002, were as follows (dollars in thousands):

-----------------------------------------------------------------------
  Share class      Distribution    Transfer agent    Administrative
                     services         services          services
-----------------------------------------------------------------------
    Class A          $19,582           $6,382        Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class B           1,184             116          Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class C            736                                $131





                                      Included
                                         in
                                   administrative
                                      services
----------------------------------                 --------------------
----------------------------------                 --------------------
    Class F             84                                 67
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-A           12                                 21
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-B           20                                  6
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-C           23                                  7
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-E           1                                   1
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-F          - *                                 - *
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-1           - *                                 - *
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-2            3                                   2
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-3            1                                   1
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-4           - *                                 - *
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-5      Not applicable                           16
-----------------------------------------------------------------------
* Amount less than one thousand.

Deferred Directors' compensation - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Year ended October 31, 2002
                                                         Reinvestments of dividends
Share class                    Sales(1)                           and distributions
                                Amount        Shares                         Amount      Shares

Class A                    $ 3,213,249        74,760                      $ 557,555      12,948
Class B                        379,427         8,822                         10,680         249
Class C                        407,138         9,471                          7,717         180
Class F                        161,609         3,773                          2,338          55
Class 529-A(2)                  33,479           776                            304           7
Class 529-B(2)                   8,031           188                             55           1
Class 529-C(2)                  14,190           330                            104           2
Class 529-E(2)                   1,741            41                             13          -*
Class 529-F(2)                      71             2                             -*          -*
Class R-1(3)                       461            11                              1          -*
Class R-2(3)                     5,108           124                              6          -*
Class R-3(3)                     2,498            61                              3          -*
Class R-4(3)                       295             7                             -*          -*
Class R-5(3)                    82,166         1,864                            720          17
Total net increase
   (decrease) in fund      $ 4,309,463       100,230                      $ 579,496      13,459



                          Repurchases(1)                   Net increase
                                 Amount         Shares           Amount        Shares


Class A                     $ (1,115,501)       (25,984)     $ 2,655,303        61,724
Class B                          (29,860)          (709)         360,247         8,362
Class C                          (31,041)          (741)         383,814         8,910
Class F                          (17,690)          (415)         146,257         3,413
Class 529-A(2)                      (385)            (9)          33,398           774
Class 529-B(2)                       (93)            (2)           7,993           187
Class 529-C(2)                      (234)            (6)          14,060           326
Class 529-E(2)                       (18)            -*            1,736            41
Class 529-F(2)                         -              -               71             2
Class R-1(3)                         (14)            -*              448            11
Class R-2(3)                        (686)           (17)           4,428           107
Class R-3(3)                        (156)            (4)           2,345            57
Class R-4(3)                         (82)            (2)             213             5
Class R-5(3)                      (1,405)           (34)          81,481         1,847
Total net increase
   (decrease) in fund       $ (1,197,165)       (27,923)     $ 3,691,794        85,766




Year ended October 31, 2001                              Reinvestments of dividends
Share class                    Sales(1)                           and distributions
                                Amount        Shares                         Amount      Shares
Class A                    $ 1,034,028        23,199                      $ 448,473      10,318
Class B                        104,283         2,335                          1,959          45
Class C(4)                      67,893         1,517                            338           8
Class F(4)                      18,945           424                             74           2
Total net increase
   (decrease) in fund      $ 1,225,149        27,475                      $ 450,844      10,373



                            Repurchases(1)                   Net increase
                                   Amount         Shares           Amount        Shares


Class A                        $ (807,473)       (18,203)       $ 675,028        15,314
Class B                            (5,014)          (113)         101,228         2,267
Class C(4)                         (1,274)           (29)          66,957         1,496
Class F(4)                         (1,913)           (43)          17,106           383
Total net increase
   (decrease) in fund          $ (815,674)       (18,388)       $ 860,319        19,460



 *Amount less than one thousand
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, Class 529-B, Class 529-C, Class 529-E and Class 529-F shares were offered beginning February 15, 2002.
(3) Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares were offered beginning May 15, 2002.
(4) Class C and Class F shares were offered beginning March 15, 2001.


5. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of October 31, 2002, the total value of restricted securities was $115,505,000, which represents 1.41% of the net assets of the fund.

6. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,812,110,000 and $2,366,660,000, respectively, during the year ended October 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended October 31, 2002, the custodian fee of $141,000 includes $14,000 that was offset by this reduction, rather than paid in cash.


Financial Highlights (1)

                                                           Income from investment operations(2)(3)
                                                                              Net
                                                    Net asset             (losses)gains          Dividends
                                           value,         Net       on securities   Total from   (from net
                                        beginning  investment      (both realized   investment  investment  (from capital
                                        of period      income      and unrealized)  operations      income)         gains)

Class A:
 Year ended 10/31/2002                     $43.80       $1.82              $(1.67)        $.15      $(2.05)        $(1.17)
 Year ended 10/31/2001                      43.69        1.94                1.19         3.13       (2.08)          (.94)
 Year ended 10/31/2000                      44.90        1.99                 .26         2.25       (1.92)         (1.54)
 Year ended 10/31/1999                      48.40        1.93                (.70)        1.23       (1.92)         (2.81)
 Year ended 10/31/1998                      46.14        2.09                3.87         5.96       (2.09)         (1.61)
Class B:
 Year ended 10/31/2002                      43.80        1.48               (1.67)        (.19)      (1.71)         (1.17)
 Year ended 10/31/2001                      43.69        1.60                1.19         2.79       (1.74)          (.94)
 Period from 3/15/2000 to 10/31/2000        40.33         .96                3.44         4.40       (1.04)             -
Class C:
 Year ended 10/31/2002                      43.80        1.45               (1.67)        (.22)      (1.68)         (1.17)
 Period from 3/15/2001 to 10/31/2001        44.15         .81                (.14)         .67       (1.02)             -
Class F:
 Year ended 10/31/2002                      43.80        1.76               (1.67)         .09       (1.99)         (1.17)
 Period from 3/15/2001 to 10/31/2001        44.15         .99                (.14)         .85       (1.20)             -
Class 529-A:
 Period from 2/19/2002 to 10/31/2002        43.06        1.19               (2.13)        (.94)      (1.39)             -
Class 529-B:
 Period from 2/15/2002 to 10/31/2002        43.33         .98               (2.40)       (1.42)      (1.18)             -
Class 529-C:
 Period from 2/20/2002 to 10/31/2002        43.12         .97               (2.20)       (1.23)      (1.16)             -
Class 529-E:
 Period from 3/1/2002 to 10/31/2002         43.74        1.08               (2.83)       (1.75)      (1.26)             -
Class 529-F:
 Period from 9/17/2002 to 10/31/2002        41.74         .14                (.89)        (.75)       (.26)             -
Class R-1:
 Period from 6/11/2002 to 10/31/2002        45.41         .52               (4.53)       (4.01)       (.67)             -
Class R-2:
 Period from 5/31/2002 to 10/31/2002        46.10         .51               (5.16)       (4.65)       (.72)             -
Class R-3:
 Period from 6/4/2002 to 10/31/2002         45.74         .56               (4.80)       (4.24)       (.77)             -
Class R-4:
 Period from 5/20/2002 to 10/31/2002        45.84         .65               (4.85)       (4.20)       (.91)             -
Class R-5:
 Period from 5/15/2002 to 10/31/2002        45.87         .89               (5.02)       (4.13)      (1.01)             -

                                            Dividends and distributions
                                                                                          Ratio of    Ratio of
                                      Distributions   Net asset            Net assets,   expenses         net income
                                            Total  value, end     Total end of period   to average      to average
                                      distributions of period  return(4)(in millions)   net assets    net assets(8)

Class A:
 Year ended 10/31/2002                      $(3.22)     $40.73     0.16%      $10,006       .67%          4.19%
 Year ended 10/31/2001                       (3.02)      43.80      7.39        8,057        .66           4.36
 Year ended 10/31/2000                       (3.46)      43.69      5.56        7,368        .67           4.67
 Year ended 10/31/1999                       (4.73)      44.90      2.52        8,773        .64           4.15
 Year ended 10/31/1998                       (3.70)      48.40     13.33        8,747        .64           4.35
Class B:
 Year ended 10/31/2002                       (2.88)      40.73      (.61)         450       1.44           3.41
 Year ended 10/31/2001                       (2.68)      43.80      6.56          118       1.41           3.35
 Period from 3/15/2000 to 10/31/2000         (1.04)      43.69     10.97           18       1.44 (6)       3.90  (6)
Class C:
 Year ended 10/31/2002                       (2.85)      40.73      (.69)         424       1.52           3.31
 Period from 3/15/2001 to 10/31/2001         (1.02)      43.80      1.52           65       1.51 (6)       2.98  (6)
Class F:
 Year ended 10/31/2002                       (3.16)      40.73       .03          155        .79           4.04
 Period from 3/15/2001 to 10/31/2001         (1.20)      43.80      1.94           17        .80 (6)       3.70  (6)
Class 529-A:
 Period from 2/19/2002 to 10/31/2002         (1.39)      40.73     (2.31)          32        .91 (6)       4.05  (6)
Class 529-B:
 Period from 2/15/2002 to 10/31/2002         (1.18)      40.73     (3.37)           8       1.66 (6)       3.32  (6)
Class 529-C:
 Period from 2/20/2002 to 10/31/2002         (1.16)      40.73     (2.96)          13       1.65 (6)       3.31  (6)
Class 529-E:
 Period from 3/1/2002 to 10/31/2002          (1.26)      40.73     (4.09)           2       1.11 (6)       3.87  (6)
Class 529-F:
 Period from 9/17/2002 to 10/31/2002          (.26)      40.73     (1.79)        - (5)       .10            .35
Class R-1:
 Period from 6/11/2002 to 10/31/2002          (.67)      40.73     (8.84)        - (5)       .60 (7)       1.27
Class R-2:
 Period from 5/31/2002 to 10/31/2002          (.72)      40.73    (10.10)           4        .63 (7)       1.29
Class R-3:
 Period from 6/4/2002 to 10/31/2002           (.77)      40.73     (9.27)           2        .46 (7)       1.40
Class R-4:
 Period from 5/20/2002 to 10/31/2002          (.91)      40.73     (9.20)        - (5)       .34 (7)       1.59
Class R-5:
 Period from 5/15/2002 to 10/31/2002         (1.01)      40.73     (9.04)          75        .21           2.10



                                                     Year ended October 31
                                                         2002         2001           2000        1999      1998

Portfolio turnover rate for all classes of shares         36%          37%            41%         21%       24%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) For the year ended October 31, 2002, net investment income was lower and net (losses) gains on securities (both realized and unrealized) were higher by approximately $0.14 per share for Class A as a result of the accounting change discussed in note 1 of the Notes to Financial Statements. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5) Amount less than 1 million.
(6) Annualized.
(7) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agency services. Had CRMC not paid such fees, expense ratios would have been .87%, .77%, .62% and .76% for Class R-1, Class R-2, Class
R-3 and Class R-4, respectively. Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.
(8) For the year ended October 31, 2002, the ratio of net income to average net assets for Class A was lower by .34 percentage points as a result of the accounting change discussed in note 1 of the Notes to
    Financial Statements. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.

Independent auditors' report

To the Board of Directors and Shareholders of American Mutual Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of American Mutual Fund, Inc. (the "Fund"), including the investment portfolio, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Mutual Fund, Inc. as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
December 3, 2002



Tax information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended October 31, 2002, the fund paid a long-term capital gain distribution of $238,166,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 96% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 5% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2003 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2002 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



Other share class results (unaudited)

SHARE RESULTS: CLASS B, CLASS C, CLASS F, CLASS 529 AND CLASS R RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2002 (THE MOST RECENT CALENDAR QUARTER):

CLASS B SHARES                                                1 year         Life of class
Reflecting applicable contingent deferred sales
     charge (CDSC), maximum of 5%, payable only
     if shares are sold within six years of purchase         -6.02%            +4.50%1
Not reflecting CDSC                                          -1.41%            +5.95%1

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase          -2.42%            -0.40%2
Not reflecting CDSC                                          -1.50%            -0.40%2

CLASS F SHARES3
Not reflecting annual asset-based fee charged
     by sponsoring firm                                      -0.78%            +0.29%2

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                             --           -9.28%4
Not reflecting maximum sales charge                               --           -3.75%4

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%,
     payable only if shares are sold within six
     years of purchase                                            --           -9.39%5
Not reflecting CDSC                                               --           -4.74%5

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase               --           -5.26%6
Not reflecting CDSC                                               --           -4.33%6

CLASS 529-E SHARES3
Total return                                                      --           -5.49%7

CLASS 529-F AND CLASS R SHARES
Results for Class 529-F and Class R shares are not shown because of the brief time between their initial sales and the end of the period.

1 Average annual compound return from March 15, 2000, when Class B shares were first sold. 2 Average annual compound return from March 15, 2001, when Class C and Class F shares were first sold. 3 These shares are sold without any initial or contingent deferred sales charge. 4 Total return from February 19, 2002, when
Class 529-A shares were first sold. 5 Total return from February 15, 2002, when
Class 529-B shares were first sold. 6 Total return from February 20, 2002, when
Class 529-C shares were first sold. 7 Total return from March 1, 2002, when
Class 529-E shares were first sold.




BOARD OF DIRECTORS AND OTHER OFFICERS


                                             Year first
                                              elected a
                                             Director of
Name and age                                  the fund1       Principal occupation(s) during past five years
"Non-interested" Directors

H. Frederick Christie, 69                       1987          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California Edison
                                                              Company)

Merit E. Janow, 44                              2001          Professor, Columbia University, School of International and Public
                                                              Affairs

Mary Myers Kauppila, 48                         1992          Private investor; Chairman of the Board and CEO, Ladera Management
                                                              Company (venture capital and agriculture); former owner and President,
                                                              Energy Investment, Inc.

Gail L. Neale, 67                               1987          President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)

Robert J. O'Neill, Ph.D., 66                    1992          Chairman of the Council, Australian Strategic Policy Institute;
                                                              Adjunct Professor in Strategic and Defense Studies Center, Australian
                                                              National University; former Chichele Professor of the History of War;
                                                              former Fellow of All Souls College, University of Oxford

Donald E. Petersen, 76                          1991          Retired; former Chairman of the Board and CEO, Ford Motor Company

Stefanie Powers, 60                           1989-1996       Actor; Founder and President, The William Holden
                                                              1997 Wildlife Foundation

Frank Stanton, 94                               1987          Retired; former President, CBS Inc. (1946-1973)

Steadman Upham, 53                              2001          President and University Professor of Archaeology, Claremont Graduate
                                                              University Education

Charles Wolf, Jr., Ph.D., 78                    1987          Senior Economic Adviser and Corporate Fellow in International
                                                              Economics, The RAND Corporation; former Dean, The RAND Graduate School

                                             Number of
                                          boards within the
                                           fund complex2
                                              on which
Name and age                               Director serves    Other directorships3 held by Director

"Non-interested" Directors

H. Frederick Christie, 69                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company;
                                                              Valero L.P.

Merit E. Janow, 44                                2           None

Mary Myers Kauppila, 48                           5           None

Gail L. Neale, 67                                 4           None

Robert J. O'Neill, Ph.D., 66                      3           None

Donald E. Petersen, 76                            2           Axicon Technologies, Inc.

Stefanie Powers, 60                               2           None

Frank Stanton, 94                                 2           American Health Companies, Inc. ; Sony Music Entertainment, Inc.

Steadman Upham, 53                                2           None

Charles Wolf, Jr., Ph.D., 78                      2           None


                                             Year first
                                             elected a          Principal occupation(s) during past five years
Name, age and                            Director or officer    and positions held with affiliated entities or the
position with fund                          of the fund1        principal underwriter of the fund

"Interested" Directors4

James B. Lovelace,6 46                          1992          Senior Vice President and Director, Capital
Chairman of the Board and                                     Research and Management Company
Principal Executive Officer

Paul G. Haaga, Jr., 53                          1987          Executive Vice President and Director, Capital
Vice Chairman of the Board                                    Research and Management Company; Director, American Funds
                                                              Distributors, Inc.5

Jon B. Lovelace,6 75                            1987          Chairman Emeritus, Capital Research and Management Company

                                             Number of
                                          boards within the
                                            fund complex2
Name, age and                                 on which
position with fund                         Director serves      Other directorships3 held by Director

"Interested" Directors4

James B. Lovelace,6 46                            2           None
Chairman of the Board and
Principal Executive Officer

Paul G. Haaga, Jr., 53                           17           None
Vice Chairman of the Board

Jon B. Lovelace,6 75                              2           None

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5  Company affiliated with Capital Research and Management Company.
6  James B. Lovelace is the son of Jon B. Lovelace.

                                             Year first
                                             elected an       Principal occupation(s) during past five years and
Name, age and                                officer of       positions held with affiliated entities or the principal
position with fund                            the fund1       underwriter of the fund

Other officers

Catherine M. Ward, 55                           1987          Senior Vice President and Director, Capital Research
President                                                     and Management Company; Director, American Funds Service Company;5
                                                              Secretary and Director, Capital Group Research, Inc.;5 Director, The
                                                              Capital Group Companies, Inc.5

Joyce E. Gordon, 46                             1996          Senior Vice President, Capital Research Company5
Senior Vice President

Janet A. McKinley, 48                           1992          Director, Capital Research and Management
Senior Vice President                                         Company; Senior Vice President, Capital Research
                                                              Company5

Darcy B. Kopcho, 49                             1996          Director, Capital Research and Management
Vice President                                                Company; President and Director, Capital Research Company;5 Director,
                                                              Capital International, Inc.;5 Director, The Capital Group Companies,
                                                              Inc.5

Mark R. Macdonald, 43                           2001          Vice President-- Investment Management Group,
Vice President                                                Capital Research and Management Company

Steven T. Watson, 47                            1997          Senior Vice President, Capital Research Company5
Vice President

Vincent P. Corti, 46                            1987          Vice President-- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

R. Marcia Gould, 48                             1994          Vice President-- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Dayna G. Yamabe, 35                             2001          Vice President-- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company (Please
write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Capital Income Builder. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employee-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.77% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.85% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.12%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of Capital Income Builder, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.


[logo - American Funds(R)]

The right choice for the long termSM

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted more than 15 million shareholders.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we rely on our own research to find well-managed companies.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   More than 75% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline of 1987 and some experienced the 1970s bear market.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World FundSM
SMALLCAP World Fund(R)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(R)
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America(R)
Washington Mutual Investors FundSM

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
The Income Fund of America(R)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

BOND FUNDS
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities FundSM

TAX-EXEMPT BOND FUNDS
Emphasis on tax-free current income through municipal bonds American High-Income Municipal Bond Fund(R) Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America(R)

STATE-SPECIFIC TAX-EXEMPT FUNDS
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

MONEY MARKET FUNDS
Seeking stable monthly income through money market instruments The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. CIB-011-1202
Litho in USA BAG/LPT/6049

Printed on recycled paper